Exhibit 99.1

                      GACC Mortgage Loan Purchase Agreement

                                  See attached

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective October 30, 2006, between German American Capital Corporation, as seller (the "Seller"), and Deutsche Mortgage & Asset Receiving Corporation, as purchaser (the "Purchaser").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the commercial, multifamily and manufactured housing mortgage loans (collectively, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

            It is expected that the Mortgage Loans will be transferred, together with other commercial, multifamily and manufactured housing mortgage loans (such mortgage loans, the "Other Mortgage Loans") to CD 2006-CD3 Mortgage Trust, a trust fund (the "Trust Fund") to be formed by the Purchaser, the beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of October 1, 2006 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, Capmark Finance Inc., as a master servicer with respect to all of the Mortgage Loans other than the Mortgage Loans known as the Ala Moana Portfolio loan and the Fair Lakes Office Portfolio loan (the "Capmark Master Servicer"), and Wachovia Bank, National Association with respect to the Mortgage Loans known as the Ala Moana Portfolio loan and the Fair Lakes Office Portfolio loan (the "Wachovia Master Servicer" and, collectively with the Capmark Master Servicer, the "Master Servicers"), J.E. Robert Company, Inc., as special servicer (in such capacity, the "Special Servicer") and LaSalle Bank National Association, as trustee (the "Trustee").

            The Purchaser intends to sell certain of the Certificates to Deutsche Bank Securities Inc. ("DBS"), Citigroup Global Markets Inc. ("CGM"), Capmark Securities Inc. ("CSI"), Barclays Capital Inc. ("BCI"), Banc of America Securities LLC ("B of A") and Wachovia Capital Markets, LLC ("Wachovia" and collectively with DBS, CGM, CSI, BCI and B of A, the "Underwriters") pursuant to an underwriting agreement dated October 23, 2006 (the "Underwriting Agreement"). The Purchaser intends to sell certain other Certificates (the "Non-Registered Certificates") pursuant to a certificate purchase agreement dated October 23, 2006 (the "Certificate Purchase Agreement") to Deutsche Bank Securities Inc. and Citigroup Global Markets Inc. (together, in such capacity the "Initial Purchaser"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement or in the GACC Indemnification Agreement which was entered into by the Seller, the Purchaser and the Underwriters on October 23, 2006.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser upon receipt of the purchase price referred to in this Section 1, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on October 30, 2006 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the close of business on the related due date for each Mortgage Loan occurring in October 2006 (the "Cut-off Date"), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $1,310,759,610, subject to a variance of plus or minus 5%. The purchase price of the Mortgage Loans (inclusive of accrued interest and exclusive of the Seller's pro rata share of the costs set forth in clause (c) of
Section 9 hereof) (the "Mortgage Loan Purchase Price") shall be
$1,369,096,550.35.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) On the Closing Date, subject only to receipt by the Seller of the purchase price referred to in Section 1 hereof, the satisfaction of the other closing conditions required to be satisfied on the part of Purchaser pursuant to Section 7 and the issuance of the Certificates, the Seller agrees to
(i) sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule, including all rights to payment in respect thereof, which includes all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date (subject to the proviso in the next sentence), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans subject to that certain Servicing Rights Purchase Agreement dated as of October 30, 2006 between the Capmark Master Servicer and the Seller and that certain Servicing Rights Purchase Agreement dated as of October 30, 2006 between the Wachovia Master Servicer and the Seller; provided, however, to the extent the originator of a Mortgage Loan has the right, pursuant to the related Mortgage Loan documents, to establish or designate the successor borrower with respect to a defeasance and to purchase or cause to be purchased the related defeasance collateral, such right is retained by the Seller and not transferred to the Purchaser herein. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Seller, the Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date; provided, however, that all scheduled payments of principal and interest accrued but not paid thereon, due on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Seller, and the Purchaser or its successors or assigns shall promptly remit any such payments to the Seller.

            On or prior to the Closing Date, the Seller shall retain a third party vendor reasonably satisfactory to the Controlling Class Representative to complete the assignment and recordation of the related Loan Documents. On or promptly following the Closing Date, the Seller shall cause such third party vendor, to the extent possession of recorded copies of each Mortgage and the documents described in clauses (iii), (iv), (v), (viii), (xiii) and (xiv) of Exhibit B have been delivered to it, at the expense of the Seller, (1) to prepare and record (a) each Assignment of Mortgage referred to in clause (iii) of Exhibit B which has not yet been submitted for recording and (b) each Reassignment of Assignment of Leases, Rents and Profits referred to in clause
(viii)(B) of Exhibit B (if not otherwise included in the related Assignment of Mortgage) which has not yet been submitted for recordation; and (2) to prepare and file each UCC assignment of financing statement referred to in clause (v) or
(xiii) which has not yet been submitted for filing or recording. The Seller shall direct the related third party vendor to promptly prepare and submit (and in no event later than 30 Business Days following the receipt of the related documents in the case of clause 1(a) above and 60 days following the receipt of the applicable documents in the case of clauses 1(b) and 2 above) for recording or filing, as the case may be, in the appropriate public recording or filing office, each such document. In the event that any such document is lost or returned unrecorded because of a defect therein, the Seller, at its expense, shall promptly prepare a substitute document for signature by the Purchaser or itself, as applicable, and thereafter the Seller shall cause each such document to be duly recorded or filed. The Seller shall, promptly upon receipt of the original recorded or filed copy (and in no event later than five Business Days following such receipt) deliver such original to the Custodian (in the case of each UCC financing statement or UCC assignment of financing statement, with evidence of filing or recording thereon). Notwithstanding anything to the contrary contained in this Section 2, in those instances where the public recording office retains the original Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable, after any has been recorded, the obligations hereunder of the Purchaser shall be deemed to have been satisfied upon delivery to the Custodian of a copy of such Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable, certified by the public recording office to be a true and complete copy of the recorded original thereof.

            (b) In connection with the Seller's assignment pursuant to subsection (a) above, the Seller shall deliver to and deposit with, or cause to be delivered to and deposited with, the Custodian, on or before the Closing Date, the Note for each Mortgage Loan, within 30 days following the Closing Date, the remaining applicable documents in Exhibit B for each such Mortgage Loan or Serviced Companion Loan, in each case with copies to each of the Master Servicers, as applicable.

            If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original Note, the Seller shall deliver a copy or duplicate original of such Note, together with an affidavit certifying that the original thereof has been lost or destroyed and an indemnification in connection therewith in favor of the Trustee.

            If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (v), (viii)(A), (xiv) and (xvi) of Exhibit B and the UCC financing statements and UCC assignments of financing statements referred to in clause (xiii) of Exhibit B, with evidence of recording or filing thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, or because such original recorded or filed document has been lost or returned from the recording or filing office and subsequently lost, as the case may be, the delivery requirements of this Section 2(b) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the applicable public recording or filing office, the applicable title insurance company or by the Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) has been delivered to the Trustee within 45 days after the Closing Date, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) within 180 days after the Closing Date (or within such longer period after the Closing Date as the Purchaser (or such subsequent owner) may consent to, which consent shall not be unreasonably withheld so long as the Seller has provided the Purchaser (or such subsequent owner) with evidence of such recording or filing, as the case may be, or has certified to the Purchaser (or such subsequent owner) as to the occurrence of such recording or filing, as the case may be, and is, as certified to the Purchaser (or such subsequent owner) no less often than quarterly, in good faith attempting to obtain from the appropriate county recorder's or filing office such original or copy).

            If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of the related lender's title insurance policy referred to in clause (vii) of Exhibit B solely because such policy has not yet been issued, the delivery requirements of this Section 2(b) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller has delivered to the Trustee a binder marked as binding and countersigned by the title insurer or its authorized agent (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing as binding by the related title insurance company) or an acknowledged closing instruction or escrow letter, and the Seller shall deliver to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee), promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof). In addition, notwithstanding anything to the contrary contained herein, if there exists with respect to any group of related cross-collateralized Mortgage Loans only one original of any document referred to in Exhibit B covering all the Mortgage Loans in such group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. On the Closing Date, upon notification from the Seller that the purchase price referred to in Section 1 has been received by the Seller and the issuance of the Certificates, the Purchaser shall be authorized to release to the Trustee or its designee all of the Mortgage Files in the Purchaser's possession relating to the Mortgage Loans.

            Notwithstanding anything herein to the contrary, with respect to the documents referred to in clause (xvii) and clause (xviii) on Exhibit B, each of the Master Servicers, as applicable, shall hold the original of each such document in trust on behalf of the Trustee in order to draw on such letter of credit on behalf of the Trust and the Seller shall be deemed to have satisfied the delivery requirements of this Agreement by delivering the original of each such document to each of the Master Servicers, as applicable. The Seller shall pay any costs of assignment or amendment of such letter of credit required (which assignment or amendment shall change the beneficiary of the letter of credit to the Trust in care of each of the Master Servicers, as applicable) in order for each of the Master Servicers, as applicable, to draw on such letter of credit on behalf of the Trust. In the event that the documents specified in clause (xviii) on Exhibit B are missing because the related assignment or amendment documents have not been completed, the Seller shall take all necessary steps to enable each of the Master Servicers to draw on the related letter of credit on behalf of the Trust including, if necessary, drawing on the letter of credit in its own name pursuant to written instructions from the related Master Servicers, as applicable, and immediately remitting such funds (or causing such funds to be remitted) to each of the Master Servicers, as applicable.

            Contemporaneously with the execution of this Agreement by the Purchaser and the Seller, the Seller shall deliver a power of attorney to each of the Master Servicers, as applicable, and the Special Servicer at the direction of the Controlling Class Representative or its assignees, to take such other action as is necessary to effect the delivery, assignment and/or recordation of any documents and/or instruments relating to any Mortgage Loan which have not been delivered, assigned or recorded at the time required for enforcement by the Trust Fund. The Seller will be required to effect at its expense the assignment and recordation of its Loan Documents until the assignment and recordation of all such Loan Documents has been completed.

            (c) As to each Mortgage Loan, the Seller shall be responsible for all costs associated with the recording or filing, as the case may be, of each assignment referred to in clauses (iii) and (viii)(B) of Exhibit B and each UCC-2 and UCC-3 assignment of financing statement, if any, referred to in clause
(v)(B) of Exhibit B. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and shall thereafter deliver the substitute or corrected document to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) for recording or filing, as appropriate, at the Seller's expense.

            (d) Except as provided below, all documents and records in the Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with Exhibit B but that are reasonably required to service the Mortgage Loans (all such other documents and records, including Environmental Reports, as to any Mortgage Loan, the "Servicing File"), together with copies of the documents contained in the related Mortgage File and all escrow payments, reserve funds and other comparable funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of a Master Servicer, pursuant to a written agreement between such parties) be delivered by the Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date; provided, however, the Seller shall not be required to deliver, and the Servicing File shall not be deemed to include drafts of Loan Documents, attorney-client or internal communications of the Seller or its affiliates or Seller's credit underwriting or due diligence analyses or related data (as distinguished from Environmental Reports, financial statements, credit reports, title reports, structural and engineering reports, appraisals and other reports, analyses or data provided by the Borrower or third parties other than the Seller's attorneys). If a sub-servicer shall, as of the Closing Date, begin acting on behalf of either of the Master Servicers, with respect to any Mortgage Loan pursuant to a written agreement between such parties, the Seller or its agent shall deliver a copy of the related Servicing File to the related Master Servicers.

            (e) Each of the Seller's and the Purchaser's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale, including for accounting purposes.

            (f) Furthermore, it is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Depositor as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Depositor. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by Seller to Depositor to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans:

            (i) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

            (ii) the conveyance provided for in this Agreement shall hereby grant from Seller to Depositor a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                  (A) all accounts, contract rights (including any guarantees), general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Notes, Mortgages and title, hazard and other insurance policies, identified on the Mortgage Loan Schedule, and all distributions with respect thereto payable after the Cut-off Date;

                  (B) all accounts, contract rights, general intangibles,
            chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in clause (A) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

                  (C) all cash and non-cash proceeds of the collateral described in clauses (A) and (B) above payable after the Cut-off Date;

            (iii) the possession by Depositor or its assignee of the Notes and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-306, 9-313 and 9-314 thereof) as in force in the relevant jurisdiction; and

            (iv) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable), Depositor or its assignee for the purpose of perfecting such security interest under applicable law.

            The Seller at the direction of the Depositor or its assignee, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Depositor and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction and may execute and file such UCC Financing Statements as may be necessary or appropriate to accomplish the foregoing.

            (g) It is further acknowledged and agreed by the Seller that the Purchaser intends to convey all right, title and interest of the Purchaser in and to the Mortgage Loans and all rights and remedies under this Agreement (excluding the Seller's representations, warranties and covenants set forth in paragraphs (viii) and (ix) of Section 4(b), the Purchaser's rights and remedies under Section 9 and the GACC Indemnification Agreement) to the Trustee on behalf of the Certificateholders, including, without limitation, all rights and remedies as may be available under Section 6 to the Purchaser in the event of a Material Breach or a Material Defect; provided, that the Trustee on behalf of the Certificateholders shall be a third-party beneficiary of this Agreement and shall be entitled to enforce any obligations of the Seller hereunder in connection with a Material Breach or a Material Defect as if the Trustee on behalf of the Certificateholders had been an original party to this Agreement.

            SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

            The Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law under Section 6 for a breach of the Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby makes, as of the date hereof (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, the Trustee on behalf of the Certificateholders and the respective successors of the Purchaser and the Trustee, each of the representations and warranties set forth in Exhibit C subject to the exceptions set forth in Exhibit D and any schedule referenced in Exhibit C.

            (b) In addition, the Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

            (i) The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland, and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of, and compliance with, the terms of this Agreement by the Seller, do not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affects the ability of the Seller to carry out the transactions contemplated by this Agreement.

            (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and the rights of creditors of national banks, or any other laws that may be applicable in the context of the insolvency of a national banking association, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification or contribution for securities laws liabilities.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement do not constitute a violation of, any law, any judgment, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller the outcome of which, in the Seller's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) The Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchaser, and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

            (viii) Except with respect to Deutsche Bank Securities Inc., an affiliate of the Seller, acting as Underwriter and Initial Purchaser, neither the Seller nor anyone acting on its behalf has (A) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner,
      (C) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner with respect to any Certificate, any interest in any Certificate or any similar security, or
      (E) taken any other action that (in the case of any of the acts described in clauses (A) through (D) above) would constitute or result in a violation of the Securities Act or any state securities law relating to or in connection with the issuance of the Certificates or require registration or qualification pursuant to the Securities Act or any state securities law of any Certificate not otherwise intended to be a Registered Certificate. In addition, the Seller will not act, nor has it authorized or will it authorize any person (other than an Underwriter and/or the Initial Purchaser) to act, in any manner set forth in the foregoing sentence with respect to any of the Certificates or interests therein. For purposes of this paragraph 4(b)(viii), the term "similar security" shall be deemed to include, without limitation, any security evidencing or, upon issuance, that would have evidenced an interest in the Mortgage Loans or any substantial number thereof.

            (ix) Insofar as it relates to the Mortgage Loans, the information set forth in Annex A-1 and Annex A-2 to the Prospectus Supplement (as defined in the GACC Indemnification Agreement) (the "Loan Detail") and, to the extent consistent therewith, the information set forth on the diskette attached to the Prospectus Supplement and the accompanying prospectus (the "Diskette"), is true and correct in all material respects. Insofar as it relates to the Mortgage Loans and/or the Seller and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in the Memorandum (as defined in the GACC Indemnification Agreement) and in the Prospectus Supplement under the headings "Summary of the Prospectus Supplement--Relevant Parties and Dates--Sponsors" "--The Mortgage Pool," "Risk Factors, "The Sponsors, Mortgage Loan Sellers and Originators" and "Description of the Mortgage Pool" and the information set forth on Annex A-1 and Annex A-2 and Annex B to the Prospectus Supplement, and to the extent it contains information consistent with that on such Annex A-1 and Annex A-2 set forth on the Diskette, does not contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (x) The information set forth in any Disclosure Information (as defined in the GACC Indemnification Agreement), as last forwarded to each prospective investor at or prior to the date on which a contract for sale was entered into with such prospective investor, (i) does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complies with the requirements of and contains all of the applicable information required by Regulation AB (as defined in the GACC Indemnification Agreement); but only to the extent that (i) such information regards the Mortgage Loans and is contained in the Loan Detail or, to the extent consistent therewith, the Diskette or (ii) such information regarding the Seller or the Mortgage Loans was contained in the Memorandum or the Prospectus Supplement under the headings "Summary of the Prospectus Supplement--Relevant Parties and Dates --Sponsors," "--Mortgage Loan Sellers," --Originators," "--The Mortgage Pool," "Risk Factors," "Transaction Parties--The Sponsors" "Description of the Mortgage Pool" and Annex B and such information does not represent an incorrect restatement or an incorrect aggregation of correct information regarding the Mortgage Loans contained in the Loan Detail.

            (xi) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the Seller's execution, delivery and performance of, or compliance by, the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with the Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

            (c) Upon discovery by any of the Seller or the parties to the Pooling and Servicing Agreement of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser or a breach of any of the representations and warranties made pursuant to subsection (a) above and set forth in Exhibit C which materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests therein of the Purchaser, the Trustee on behalf of the Certificateholders or any Certificateholder, the party discovering such breach shall give prompt written notice to the Seller and/or the other parties, as applicable.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware.

            (ii) The execution and delivery of this Agreement by the Purchaser, and the performance of, and compliance with, the terms of this Agreement by the Purchaser, do not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement will not constitute a violation of, any law, any judgment, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchaser and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the Purchaser's execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

            (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

            SECTION 6. Repurchases; Substitutions.

            (a) If any of the parties to this Agreement discovers that any document constituting a part of a Mortgage File has not been delivered within the time periods provided for herein and in the Pooling and Servicing Agreement, has not been properly executed, is missing, does not appear to be regular on its face or contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule (each, a "Defect"), or discovers or receives notice of a breach of any representation or warranty of the Seller made pursuant to Section 4(a) of this Agreement with respect to any Mortgage Loan (a "Breach"), such party shall give prompt written notice thereof to each of the Rating Agencies, the Seller, the parties to the Pooling and Servicing Agreement and the Controlling Class Representative. If any such Defect or Breach materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests therein of the Purchaser, the Trustee or any Certificateholders, then such Defect shall constitute a "Material Defect" or such Breach shall constitute a "Material Breach," as the case may be; provided, however, that if any of the documents specified in the first paragraph of Section 2.01(b) of the Pooling and Servicing Agreement is not delivered, and is certified as missing, pursuant to the first paragraph of Section 2.01(b) of the Pooling and Servicing Agreement, it shall be deemed a Material Defect. Promptly upon receiving written notice of any such Material Defect or Material Breach with respect to a Mortgage Loan (including through a written notice given by any party hereto, as provided above), the Seller shall, not later than 90 days from the Seller's receipt of notice from each of the Master Servicers, as applicable, the Special Servicer, the Trustee or the Custodian of such Material Defect or Material Breach, as the case may be (or, in the case of a Material Defect or Material Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions, not later than 90 days after the Seller or any party to the Pooling and Servicing Agreement discovering such Material Defect or Material Breach) (any such 90-day period, the "Initial Resolution Period"), (i) cure the same in all material respects, (ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price or (iii) substitute a Qualifying Substitute Mortgage Loan for such affected Mortgage Loan (provided that in no event shall such substitution occur later than the second anniversary of the Closing Date) and pay to the each of the Master Servicers as applicable for deposit into the Collection Account (or, with respect to any Serviced Whole Loan, the applicable Serviced Whole Loan Collection Account) any Substitution Shortfall Amount in connection therewith; provided, however, that with respect to any Material Defect arising from a missing document as to which the Trustee inadvertently certified its possession of such document (x) on the Closing Date, in the form of Exhibit S-1 to the Pooling and Servicing Agreement or (y) no later than 45 days following the Closing Date, in the form of Exhibit S-2 to the Pooling and Servicing Agreement, the related Seller shall have (A) 15 days to cure the Material Defect relating to the missing document in the certification of clause
(x) and (B) 30 days to cure the Material Defect relating to the missing document in the certification of clause (y); provided, further, that if (i) such Material Defect or Material Breach (other than one relating to the immediately preceding proviso) is capable of being cured but not within the Initial Resolution Period,
(ii) such Material Defect or Material Breach is not related to any Mortgage Loan's not being a "qualified mortgage" within the meaning of the REMIC Provisions and (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Defect or Material Breach within the Initial Resolution Period, then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such cure or, failing such cure, to repurchase the Mortgage Loan or substitute a Qualifying Substitute Mortgage Loan. The Seller shall have an additional 90 days (without duplication of the additional 90-day period set forth in the last sentence of the definition of Resolution Extension Period) to cure such Material Defect or Material Beach, provided that, the Seller has commenced and is diligently proceeding with the cure of such Material Defect or Material Breach and such failure to cure is solely the result of a delay in the return of documents from the local filing or recording authorities. Notwithstanding the foregoing, if a Mortgage Loan is not secured by a hotel, restaurant (operated by a Borrower), healthcare facility, nursing home, assisted living facility, self-storage facility, theatre, manufactured housing or fitness center (operated by a Borrower) property, then the failure to deliver to the Trustee copies of the UCC financing statements with respect to such Mortgage Loan shall not be a Material Defect.

            If the Seller is notified of a Defect in any Mortgage File that corresponds to information set forth in the Mortgage Loan Schedule, the Seller shall promptly correct such Defect and provide a new, corrected Mortgage Loan Schedule to the Purchaser, which corrected Mortgage Loan Schedule shall be deemed to amend and replace the existing Mortgage Loan Schedule for all purposes. The failure of either of the Master Servicers, the Special Servicer or the Trustee to notify the Seller of a Material Defect or Material Breach shall not constitute a waiver of any cure or repurchase obligation, provided that the Seller must receive written notice thereof as described in this Section 6(a) before commencement of the Initial Resolution Period.

            (b) In connection with any repurchase of, or substitution for, a Mortgage Loan contemplated by this Section 6, (A) the Trustee, each of the Master Servicers, as applicable (with respect to any such Mortgage Loan other than a Specially Serviced Loan) and the Special Servicer (with respect to any such Mortgage Loan that is a Specially Serviced Loan) shall each tender to the Seller, upon delivery (i) to each of the Master Servicers or the Special Servicer, as applicable, of a trust receipt and (ii) to the Trustee by each of the Master Servicers or the Special Servicer, as applicable, of a Request for Release and an acknowledgement by each of the Master Servicers or Special Servicer, as applicable, of its receipt of the Repurchase Price or the Substitution Shortfall Amount from the Seller, (1) all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it and
(2) each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed or assigned without recourse in the form of endorsement or assignment provided to the Trustee by the Seller, as the case may be, to the Seller as shall be necessary to vest in the Seller the legal and beneficial ownership of each Removed Mortgage Loan to the extent such ownership was transferred to the Trustee, and (B) the Trustee shall release, or cause the release of, any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such Removed Mortgage Loan(s) to the Seller.

            (c) This Section 6 provides the sole remedies available to the Purchaser, and its successors and permitted assigns (i.e., the Trustee and the holders of the Certificates) in respect of any Defect in a Mortgage File or any Breach. If the Seller defaults on its obligations to cure, to repurchase, or to substitute for, any Mortgage Loan in accordance with this Section 6, or disputes its obligation to cure, to repurchase, or to substitute for, any Mortgage Loan in accordance with Section 6, the Purchaser or the Trustee, as applicable, may take such action as is appropriate to enforce such payment or performance, including, without limitation, the institution and prosecution of appropriate proceedings. To the extent the Purchaser or the Trustee, as applicable, prevails in such proceeding, the Seller shall reimburse the Purchaser or the Trustee, as applicable, for all necessary and reasonable costs and expenses incurred in connection with the enforcement of such obligation of the Seller to cure, to repurchase, or to substitute for, any Mortgage Loan in accordance with this
Section 6.

            (d) If one or more (but not all) of the Mortgage Loans constituting a cross-collateralized group of Mortgage Loans are to be repurchased or substituted by the Seller as contemplated by this Section 6, then, prior to the subject repurchase or substitution, the Seller or its designee shall use its reasonable efforts, subject to the terms of the related Mortgage Loan(s), to prepare and, to the extent necessary and appropriate, have executed by the related Borrower and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loan(s) in such cross-collateralized group of Mortgage Loans that are to be repurchased or substituted, on the one hand, and the remaining Mortgage Loan(s) therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto; provided that, no such termination shall be effected unless and until the Controlling Class Representative, if one is then acting, has consented in its sole discretion and the Trustee has received from the Seller (i) an Opinion of Counsel to the effect that such termination would not cause an Adverse REMIC Event to occur and (ii) written confirmation from each Rating Agency that the then current rating assigned to any of the Certificates that are currently being rated by such Rating Agency will not be qualified, downgraded or withdrawn by reason of such termination; provided, further, that the Seller, in the case of the related Mortgage Loans, may, at its option and within the 90-day cure period described above (and any applicable extension thereof), purchase or substitute for the entire subject cross-collateralized group of Mortgage Loans in lieu of effecting a termination of the cross-collateralization. All costs and expenses incurred by the Trustee or any Person acting on its behalf pursuant to this paragraph shall be included in the calculation of the Repurchase Price for the Mortgage Loan(s) to be repurchased or substituted. If the cross-collateralization of any cross-collateralized group of Mortgage Loans cannot be terminated as contemplated by this paragraph, then the Seller shall repurchase or substitute the entire subject cross-collateralized group of Mortgage Loans.

            Notwithstanding the foregoing, if there is a Material Breach or Material Defect with respect to one or more Mortgaged Properties with respect to a Mortgage Loan or cross-collateralized group of Mortgage Loans, the Seller will not be obligated to repurchase the Mortgage Loan or cross-collateralized group of Mortgage Loans if (i) the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Loan Documents (and such Mortgaged Property is, in fact, released), (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Loan Documents and the Seller provides an Opinion of Counsel to the effect that such release would not cause an Adverse REMIC Event to occur and (iii) each Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, withdrawn or downgraded.

            As to any Qualifying Substitute Mortgage Loan, at the direction of the Trustee, the Seller shall deliver to the Custodian for such Qualifying Substitute Mortgage Loan (with a copy to the related Master Servicers), the related Mortgage File with the related Note endorsed as required by Section 2.01(a)(i) of the Pooling and Servicing Agreement. Pursuant to the Pooling and Servicing Agreement, Monthly Payments due with respect to Qualifying Substitute Mortgage Loans in or prior to the month of substitution shall not be part of the Trust Fund and will be retained by each of the related Master Servicers, and remitted by each of the Master Servicers, as applicable, to the related Seller on the next succeeding Distribution Date. For the month of repurchase or substitution, distributions to Certificateholders pursuant to the Pooling and Servicing Agreement will include the Monthly Payment(s) due on the related Removed Mortgage Loan and received by each of the Master Servicers, as applicable, or the Special Servicer on behalf of the Trust on or prior to the related date of repurchase or substitution, as applicable, and the Seller shall be entitled to retain all amounts received thereafter in respect of such Removed Mortgage Loan.

            In any month in which the Seller substitutes one or more Qualifying Substitute Mortgage Loans for one or more Removed Mortgage Loans, pursuant to the Pooling and Servicing Agreement, each of the Master Servicers, as applicable, will determine the applicable Substitution Shortfall Amount. At the direction of the Trustee, the Seller shall deposit cash equal to such amount into the Collection Account and/or the applicable Serviced Whole Loan Collection Account, as applicable, concurrently with the delivery of the Mortgage Files for such Qualifying Substitute Mortgage Loans, without any reimbursement thereof. At the direction of the Trustee, the Seller shall give written notice to the Depositor and each of the Master Servicers, as applicable, of such deposit.

            SECTION 7. Closing.

            The closing of the purchase and sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281 at 10:00 a.m., New York City time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (i) All of the representations and warranties of the Seller and the Purchaser specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

            (ii) All of the documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects the obligations of the Seller hereunder) and other documents to be delivered by or on behalf of the Purchaser, to the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered on or before the Closing Date pursuant to Section 2;

            (iv) The result of any examination of the Mortgage Files and Servicing Files performed by or on behalf of the Purchaser pursuant to
      Section 3 shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller shall have received the consideration for the Mortgage Loans as specified in Section 1, and the Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this Agreement; and

            (vii) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            The Closing Documents shall consist of the following:

            (a) This Agreement and a bill of sale duly executed and delivered by the Purchaser and the Seller;

            (b) An Officer's Certificate substantially in the form of Exhibit E-1 hereto, executed by the Secretary or an assistant secretary of the Seller, and dated the Closing Date, and upon which the Purchaser, the Initial Purchaser and each Underwriter may rely, attaching thereto as exhibits the organizational documents of the Seller;

            (c) A certificate of good standing regarding the Seller from the Secretary of State for the State of Maryland, dated not earlier than 30 days prior to the Closing Date;

            (d) Written opinions of counsel (which may include opinions of in-house counsel, outside counsel or a combination thereof) for the Seller, in form reasonably acceptable to counsel for the Purchaser and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser, the Initial Purchaser and each Underwriter;

            (e) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser, the Initial Purchaser and each Underwriter as an addressee; and

            (f) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 9. Costs.

            The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) (a) the fees and expenses of counsel to the Seller,
(b) the expenses of filing or recording UCC assignments of financing statements, assignments of Mortgage and assignments of Assignments of Leases, Rents and Profits with respect to the Mortgage Loans as contemplated by Article 2 of the Pooling and Servicing Agreement and (c) on the Closing Date, the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the aggregate principal balance of the Mortgage Loans as of the Cut-off Date represents of the aggregate principal balance of the Mortgage Loans and the Other Mortgage Loans as of the Cut-off Date): (i) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus relating to the Certificates; (ii) the fees, costs, and expenses of the Trustee (including reasonable attorneys' fees) incurred in connection with the Trustee entering into and performing certain of its obligations under the Pooling and Servicing Agreement; (iii) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered and reasonable attorney's fees and legal expenses in connection therewith; (iv) the fees charged by the Rating Agencies to rate the Certificates so rated and reasonable attorney's fees and legal expenses in connection therewith; (v) the fees and expenses of counsel to the Underwriter; (vi) the fees and expenses of counsel to the Depositor; (vii) the fees and expenses of counsel to the Servicers; (viii) the cost of obtaining a "comfort letter" from a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Other Mortgage Loans included in the Prospectus; and (ix) other miscellaneous costs and expenses agreed upon by the parties hereto. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered,
(b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by overnight mail or courier service and received by the addressee or (d) transmitted by facsimile (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or (c), if (i) to the Purchaser, addressed to Deutsche Mortgage & Asset Receiving Corporation, 60 Wall Street, New York, New York 10005, Attention: Lainie Kaye, facsimile no. (212) 797-4487, with a copy to Anna Glick, Esq., Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281, facsimile no. (212) 909-5870, or such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and if (ii) to the Seller, addressed to German American Capital Corporation, 60 Wall Street, New York, New York 10005,
Attention: Lainie Kaye, facsimile no. (212) 797-4487 or to such other address or facsimile number as the Seller may designate in writing to the Purchaser.

            SECTION 11. Notice of Exchange Act Reportable Events.

            The Seller hereby agrees to deliver to the Purchaser and the Trustee any disclosure information relating to any event reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form), including, without limitation, the disclosure required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use its best efforts to deliver proposed disclosure language relating to any event described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Purchaser within one Business Day and in any event no later than two Business Days of the Seller becoming aware of such event and shall provide disclosure relating to any other event reasonably determined by the Purchaser as required to be disclosed on Form 8-K, Form 10-D or Form 10-K within two Business Days following the Purchaser's request for such disclosure language. The obligation of the Seller to provide the above referenced disclosure materials will terminate upon notice from the Purchaser or the Trustee that the Trustee has filed a Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 10.10(a) of the Pooling and Servicing Agreement. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or its designee.

            SECTION 13. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 15. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 16. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part (excluding the Seller's representations, warranties and covenants set forth in paragraphs (viii) and
(ix) of Section 4(b), the Purchaser's rights and remedies under Section 9 and the GACC Indemnification Agreement), to the Trustee, for the benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser, provided that the Trustee shall have no right to further assign such rights to any other Person. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and permitted assigns.

            SECTION 18. Amendments.

            No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                       GERMAN AMERICAN CAPITAL CORPORATION



                                          By: /s/ Helaine M. Kaplan
                                             -----------------------------------
                                          Name: Helaine M. Kaplan
                                          Title: Vice President



                                          By: /s/ Jeffrey E. Paige
                                             -----------------------------------
                                          Name: Jeffrey E. Paige
                                          Title: Vice President


                                          DEUTSCHE MORTGAGE & ASSET RECEIVING
                                          CORPORATION



                                          By: /s/ Helaine M. Kaplan
                                             -----------------------------------
                                          Name: Helaine M. Kaplan
                                          Title: President



                                          By: /s/ John C. Griffin
                                             -----------------------------------
                                          Name: John C. Griffin
                                          Title: Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

         The Mortgage Loan Schedule shall set forth the following information with respect to each Mortgage Loan:

         (i) the loan number;

         (ii) the street address (including city, state and zip code) of the related Mortgaged Property;

         (iii) the Mortgage Rate in effect as of the Cut-off Date;

         (iv) the original principal balance;

         (v) the Stated Principal Balance as of the Cut-off Date;

         (vi) the Maturity Date or Anticipated Repayment Date for each Mortgage Loan;

         (vii) the Due Date;

         (viii) the amount of the Monthly Payment due on the first Due Date following the Cut-off Date;

         (ix) in the case of the Credit Lease Loan, the identity of the Tenant and the Guarantor under any applicable Guaranty, and the publicly available corporate credit ratings of such Tenant and Guarantor as of the Closing Date;

         (x) the Servicing Fee Rate;

         (xi) whether the Mortgage Loan is an Actual/360 Mortgage Loan;

         (xii) whether such Mortgage Loan has an Anticipated Repayment Date;

         (xiii) the Revised Rate of such Mortgage Loan, if any;

         (xiv) whether such Mortgage Loan has a hard lock-box, a springing hard lock-box, a soft-at-closing, springing hard lock-box or no lock-box at all;

         (xv) identifying any Mortgage Loans with which any such Mortgage Loans are cross-collateralized;

         (xvi) the applicable Loan Group to which such Mortgage Loan belongs;
and

         (xvii) the number of units, pads, rooms or square feet with respect to each Mortgaged Property.

Such list may be in the form of more than one list, collectively setting forth all of the information required. Certain of the above-referenced items are described on the Mortgage Loan Schedule attached hereto. Certain of the above-referenced items are described on Exhibit B-1 to the Pooling and Servicing Agreement and are incorporated by reference into the Mortgage Loan Schedule attached hereto.

ID       Mortgage Loan Seller   City                State   Zip Code
------   --------------------   -----------------   -----   --------
     3   GACC                   High Point          NC         27260
     4   GACC                   Boston              MA          2210
     5   GACC                   Fairfax             VA         22033
     8   GACC                   White Plains        NY         10601
     9   GACC                   Washington          DC         20006
    10   GACC                   Los Angeles         CA         90017
    11   GACC                   Lanham              MD         20706
    20   GACC                   Dulles              VA         20166
    22   GACC                   Charlotte           NC         28262
    24   GACC                   Rockville           MD         20852
    26   GACC                   McDonough           GA         30253
    27   GACC                   Plano               TX         75024
    29   GACC                   Columbia            SC         29223
    31   GACC                   Jersey City         NJ          7310
    35   GACC                   Altamonte Springs   FL         32714
    38   GACC                   Diamond Bar         CA         91765
    39   GACC                   Briarcliff Manor    NY         10510
    49   GACC                   Boston              MA          2210
    51   GACC                   Warminster          PA         18974
    55   GACC                   Nashville           TN         37217
    56   GACC                   Doylestown          PA         18901
    59   GACC                   El Monte            CA         91732
    63   GACC                   Allen               TX         75013
    64   GACC                   Beaumont            TX         77706
    69   GACC                   Prescott            AZ         86301
    70   GACC                   Greensboro          NC         27410
    71   GACC                   Philadelphia        PA         19107
    76   GACC                   Federal Way         WA         98001
  78.3   GACC                   Houston             TX         77058
  81.3   GACC                   Cartersville        GA         30120
  83.3   GACC                   Ames                IA         50014
  84.3   GACC                   Greenwich           CT          6830
  86.2   GACC                   Washington          DC         20009
  87.2   GACC                   Salem               OR         97302
 103.2   GACC                   Los Angeles         CA         90067
 108.2   GACC                   Farmington Hills    MI         48334
 111.2   GACC                   Greensboro          NC         27410
 112.2   GACC                   Palm Springs        CA         92264
 121.2   GACC                   Long Island City    NY         11101
 146.2   GACC                   Monsey              NY         10942
 154.2   GACC                   East Los Angeles    CA         90022
 162.2   GACC                   Los Angeles         CA         90008
 165.2   GACC                   Canoga Park         CA         91303
 169.2   GACC                   Wenatchee           WA         98801
 170.2   GACC                   Brooklyn            NY         11237
 175.2   GACC                   Cleveland           OH         44113
 181.2   GACC                   Maryville           TN         37804
 187.2   GACC                   El Cajon            CA         92021
 189.2   GACC                   Los Angeles         CA         90031

ID       Address
------   -------------------------------------------------
     3   Various
     4   500 Atlantic Avenue
     5   Various
     8   445 Hamilton Avenue & 1 North Broadway
     9   800 16th Street NW
    10   660 South Figueroa Street
    11   9901 Business Parkway; 4601, 4640, 4850 & 5001
         Forbes Boulevard; 9701 Philadelphia Court; 5000 &
         5200 Philadelphia Way; 4819-4881 Walden Lane
    20   1000 Sully Road
    22   310 Highroad Drive
    24   6100 Executive Boulevard
    26   1900 Waterford Landing
    27   6100 & 6200 Tennyson Parkway
    29   751 Mallet Hill Road
    31   180 Twelfth Street
    35   375-455 Douglas Avenue
    38   Various
    39   555 Pleasantville Road
    49   500 Atlantic Avenue
    51   955 Mearns Road
    55   100 Arbor Creek Boulevard
    56   4259 Swamp Road
    59   11820 East Valley Boulevard
    63   1105 North Central Expressway
    64   3970 - 4026 Dowlen Road
    69   2105 Blooming Hills Drive
    70   3520 Drawbridge Parkway
    71   1010 Arch Street
    76   33820 Weyerhaueser Way South
  78.3   2525 Bay Area Boulevard
  81.3   970 Joe Frank Harris Parkway
  83.3   4912 Mortensen Road
  84.3   80 Field Point Road
  86.2   1700-1710 Connecticut Avenue NW
  87.2   2650-2802 River Road South
 103.2   2052 Century Park East
 108.2   32000 Northwestern Highway
 111.2   2-A Stadler Place
 112.2   611 South Palm Canyon & 610 South Belardo Road
 121.2   44-01 21st Street
 146.2   106-112 Route 59
 154.2   668 & 710 South Atlantic Boulevard
 162.2   3829 Crenshaw Boulevard
 165.2   20901-20917 Sherman Way & 7712-7227 DeSoto Avenue
 169.2   1250 Central Avenue
 170.2   218 Knickerbocker Avenue
 175.2   1408 West 9th Street
 181.2   1601 East Lamar Alexander Parkway
 187.2   1291-1299 East Main Street & 110 Jamacha Road
 189.2   3011-3031 North Broadway

ID       Interest Rate    Original Balance   Cut-off Date Balance   Maturity/ARD Balance   Payment Date
------   -------------    ----------------   --------------------   --------------------   ------------
     3          6.1050%       $195,000,000           $195,000,000           $172,950,837              1
     4          6.5359%       $175,000,000           $175,000,000           $175,000,000              5
     5          6.2180%       $142,450,000           $142,450,000           $142,450,000              1
     8          6.2000%        $80,000,000            $80,000,000            $80,000,000              1
     9          6.1990%        $75,000,000            $75,000,000            $63,997,448              1
    10          6.2700%        $62,000,000            $62,000,000            $58,215,721              1
    11          6.0800%        $55,000,000            $55,000,000            $51,512,254              1
    20          6.0714%        $34,800,000            $34,800,000            $31,492,820              1
    22          6.0000%        $32,940,000            $32,940,000            $30,818,370              1
    24          6.0620%        $29,200,000            $29,200,000            $27,342,950              1
    26          6.0000%        $25,800,000            $25,800,000            $24,138,249              1
    27          6.0070%        $25,250,000            $25,250,000            $23,626,063              1
    29          6.0000%        $24,560,000            $24,560,000            $22,978,116              1
    31          5.8840%        $23,365,000            $23,365,000               $844,458              1
    35          6.1240%        $22,000,000            $22,000,000            $19,928,799              1
    38          6.2500%        $20,100,000            $20,100,000            $18,568,624              1
    39          6.3450%        $20,000,000            $20,000,000            $18,796,531              1
    49         10.3785%        $17,000,000            $17,000,000            $17,000,000              5
    51          6.1740%        $16,500,000            $16,500,000            $15,473,449              1
    55          6.3260%        $14,550,000            $14,550,000            $13,671,152              1
    56          6.3290%        $14,500,000            $14,500,000            $13,186,088              1
    59          6.4400%        $14,000,000            $13,976,840            $12,026,168              1
    63          5.9250%        $12,080,000            $12,080,000            $12,080,000              1
    64          6.1320%        $12,000,000            $12,000,000            $11,247,222              1
    69          6.2850%        $11,340,000            $11,340,000            $11,340,000              1
    70          6.3220%        $11,200,000            $11,200,000            $10,523,432              1
    71          6.1100%        $11,200,000            $11,200,000            $10,494,004              1
    76          6.1560%        $10,700,000            $10,700,000            $10,323,795              1
  78.3          5.9460%        $10,250,000            $10,250,000             $9,423,142              1
  81.3          6.2130%         $9,400,000             $9,400,000             $8,819,350              1
  83.3          6.1450%         $9,300,000             $9,300,000             $8,428,519              1
  84.3          5.9000%         $9,150,000             $9,056,042             $-                      1
  86.2          5.8700%         $9,000,000             $9,000,000             $8,405,919              1
  87.2          5.6430%         $9,000,000             $9,000,000             $9,000,000              1
 103.2          5.9650%         $7,400,000             $7,400,000             $7,400,000              1
 108.2          6.4050%         $7,000,000             $7,000,000             $6,314,900              1
 111.2          6.2300%         $6,900,000             $6,900,000             $6,475,438              1
 112.2          5.9500%         $6,800,000             $6,800,000             $6,144,461              1
 121.2          6.0270%         $6,250,000             $6,250,000             $5,651,032              1
 146.2          6.4200%         $4,700,000             $4,700,000             $4,353,696              1
 154.2          6.1150%         $4,285,000             $4,285,000             $3,806,923              1
 162.2          6.1330%         $3,590,000             $3,590,000             $3,252,407              1
 165.2          6.4400%         $3,500,000             $3,494,210             $3,006,541              1
 169.2          6.0830%         $3,296,000             $3,296,000             $3,087,135              1
 170.2          6.1600%         $3,250,000             $3,244,268             $2,769,547              1
 175.2          6.4000%         $3,200,000             $3,192,251             $2,746,071              1
 181.2          6.2000%         $2,650,000             $2,650,000             $2,260,546              1
 187.2          6.1430%         $2,240,000             $2,240,000             $2,029,744              1
 189.2          6.1150%         $2,200,000             $2,200,000             $1,954,546              1

ID       Monthly Debt Service   CTL Tenant
------   --------------------   ---------------------------------------------
     3             $1,182,320
     4               $966,395   InterContinental Hotels Group Resources, Inc.
     5               $748,380
     8               $419,074
     9               $459,303
    10               $382,552
    11               $332,587
    20               $210,244
    22               $197,492
    24               $176,234
    26               $154,684
    27               $151,500
    29               $147,250
    31               $139,878   Home Depot U.S.A., Inc.
    35               $133,660
    38               $123,759
    39               $124,382
    49               $149,071
    51               $100,779
    55                $90,307
    56                $90,025
    59                $87,938
    63                $60,473
    64                $72,968
    69                $60,218
    70                $69,486
    71                $67,944
    76                $65,229
  78.3                $61,099
  81.3                $57,651
  83.3                $56,628
  84.3                $77,154
  86.2                $53,210
  87.2                $42,910
 103.2                $37,295
 108.2                $43,808
 111.2                $42,395
 112.2                $43,605
 121.2                $37,580
 146.2                $29,460
 154.2                $26,008
 162.2                $21,832
 165.2                $21,984
 169.2                $19,937
 170.2                $19,821
 175.2                $20,016
 181.2                $16,230
 187.2                $13,637
 189.2                $13,353

ID       CTL Guarantor                            CTL Tenant Corporate Credit Rating (S/M/F)
------   --------------------------------------   ------------------------------------------
     3
     4   InterContinental Hotels Limited,                                                 (1)
         Six Continents Limited
     5
     8
     9
    10
    11
    20
    22
    24
    26
    27
    29
    31   Home Depot U.S.A., Inc.                                                          (2)
    35
    38
    39
    49
    51
    55
    56
    59
    63
    64
    69
    70
    71
    76
  78.3
  81.3
  83.3
  84.3
  86.2
  87.2
 103.2
 108.2
 111.2
 112.2
 121.2
 146.2
 154.2
 162.2
 165.2
 169.2
 170.2
 175.2
 181.2
 187.2
 189.2

ID       Administrative Fee Rate    Interest Accrual Basis   ARD (Yes/No)
------   -----------------------    ----------------------   ------------
     3                      0.03%   Actual/360               No
     4                      0.03%   Actual/360               No
     5                      0.03%   Actual/360               No
     8                      0.03%   Actual/360               No
     9                      0.03%   Actual/360               No
    10                      0.03%   Actual/360               No
    11                      0.03%   Actual/360               No
    20                      0.03%   Actual/360               No
    22                      0.03%   Actual/360               No
    24                      0.03%   Actual/360               No
    26                      0.03%   Actual/360               No
    27                      0.03%   Actual/360               No
    29                      0.03%   Actual/360               No
    31                      0.03%   30/360                   No
    35                      0.03%   Actual/360               No
    38                      0.03%   Actual/360               No
    39                      0.03%   Actual/360               No
    49                      0.03%   Actual/360               No
    51                      0.03%   Actual/360               No
    55                      0.03%   Actual/360               No
    56                      0.03%   Actual/360               No
    59                      0.03%   Actual/360               No
    63                      0.03%   Actual/360               No
    64                      0.03%   Actual/360               No
    69                      0.03%   Actual/360               No
    70                      0.03%   Actual/360               No
    71                      0.03%   Actual/360               No
    76                      0.03%   Actual/360               No
  78.3                      0.03%   Actual/360               No
  81.3                      0.03%   Actual/360               No
  83.3                      0.03%   Actual/360               No
  84.3                      0.03%   Actual/360               No
  86.2                      0.03%   Actual/360               No
  87.2                      0.03%   Actual/360               No
 103.2                      0.06%   Actual/360               No
 108.2                      0.03%   Actual/360               No
 111.2                      0.03%   Actual/360               No
 112.2                      0.03%   Actual/360               No
 121.2                      0.03%   Actual/360               No
 146.2                      0.03%   Actual/360               No
 154.2                      0.03%   Actual/360               No
 162.2                      0.03%   Actual/360               No
 165.2                      0.03%   Actual/360               No
 169.2                      0.08%   Actual/360               No
 170.2                      0.03%   Actual/360               No
 175.2                      0.03%   Actual/360               No
 181.2                      0.03%   Actual/360               No
 187.2                      0.03%   Actual/360               No
 189.2                      0.09%   Actual/360               No

                                    EXHIBIT B

                                THE MORTGAGE FILE

            The "Mortgage File" for any Mortgage Loan shall, subject to Section 2(b), collectively consist of the following documents:

            (i) (A) the original Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the Originator, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of LaSalle Bank National Association, as Trustee for the registered holders of CD 2006-CD3, Commercial Mortgage Pass-Through Certificates, without recourse"; and
(B) in the case of each related Serviced Companion Loan, a copy of the executed Note for such Serviced Companion Loan;

            (ii) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the Mortgage Loan or Serviced Whole Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon;

            (iii) an original assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the Originator, either in blank or in favor of the Trustee (in such capacity);

            (iv) (A) an original or copy of any related security agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the Mortgage Loan or Serviced Whole Loan to the most recent assignee of record thereof prior to the Trustee, if any; and (B) an original assignment of any related security agreement (if such item is a document separate from the related Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the Originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

            (v) (A) stamped or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the Originator of the Mortgage Loan (and each assignee of record prior to the Trustee) in and to the personalty of the Borrower at the Mortgaged Property (in each case with evidence of filing or recording thereon) and which were in the possession of the Seller (or its agent) at the time the Mortgage Files were delivered to the Custodian, together with original UCC-2 or UCC-3 assignments of financing statements showing a complete chain of assignment from the secured party named in such UCC-1 financing statement to the most recent assignee of record thereof prior to the Trustee, if any, and (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Seller, an assignment of UCC financing statement by the most recent assignee of record prior to the Trustee or, if none, by the Originator, evidencing the transfer of such security interest, either in blank or in favor of the Trustee;

            (vi) the original or a copy of the Loan Agreement thereof relating to such Mortgage Loan, if any;

            (vii) the original or a copy of the lender's title insurance policy issued in connection with the origination of the Mortgage Loan, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property or a "marked-up" commitment to insure marked as binding and countersigned by the related insurer or its authorized agent (which may be a pro forma or specimen title insurance policy which has been accepted or approved as binding in writing by the related title insurance company), or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company;

            (viii) (A) the original or a copy of the related Assignment of Leases, Rents and Profits (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon; and (B) an original assignment of any related Assignment of Leases, Rents and Profits (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the Originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

            (ix) copies of the original environmental indemnity agreements and environmental insurance policies pertaining to the Mortgaged Properties required in connection with origination of the Mortgage Loans, if any;

            (x) [Reserved];

            (xi) if the Borrower has a leasehold interest in the related Mortgaged Property, the original Ground Lease or a copy thereof;

            (xii) if the related assignment of contracts is separate from the Mortgage, the original executed version of such assignment of contracts and the assignment thereof to the Trustee;

            (xiii) if any related Lock-Box Agreement or Cash Collateral Account Agreement is separate from the Mortgage or Loan Agreement, a copy thereof; with respect to the Reserve Accounts, Cash Collateral Accounts and Lock-Box Accounts, if any, a copy of the UCC-1 financing statements, if any, submitted for filing with respect to the Seller's security interest in the Reserve Accounts, Cash Collateral Accounts and Lock-Box Accounts and all funds contained therein (and UCC-3 assignments of financing statements assigning such UCC-1 financing statements to the Trustee on behalf of the Certificateholders and with respect to any Serviced Whole Loan on behalf of Certificateholders and the related Serviced Companion Loan Noteholders);

            (xiv) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if appropriate, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan or Serviced Whole Loan has been assumed;

            (xv) the original or a copy of any guaranty of the obligations of the Borrower under the Mortgage Loan or Serviced Whole Loan together with, as applicable, (A) the original or copies of any intervening assignments of such guaranty showing a complete chain of assignment from the Originator of the Mortgage Loan to the most recent assignee thereof prior to the Trustee and (B) an original assignment of such guaranty executed by the most recent assignee thereof prior to the Trustee or, if none, by the Originator;

            (xvi) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the related Borrower if the Mortgage, Note or other document or instrument referred to above was signed on behalf of the Borrower pursuant to such power of attorney;

            (xvii) the original (or copy, if the original is held by the related Master Servicers, pursuant to Section 2(b) of any letter of credit for the benefit of the lender securing such Mortgage Loan;

            (xviii) the appropriate assignment or amendment documentation related to the assignment to the Trust of any letter of credit securing such Mortgage Loan (or copy thereof, if the original is held by each of the Master Servicers, as applicable, pursuant to Section 2(b) which entitles each of the Master Servicers, as applicable, on behalf of the Trust to draw thereon;

            (xix) with respect hospitality properties, a copy of the franchise agreement, if any, an original or copy of the comfort letter, if any, and any transfer documents with respect to any such comfort letter; and

            (xx) with respect to each Whole Loan, a copy of the related Co-Lender Agreement and a copy of the related Other Pooling and Servicing Agreement.

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received. The original assignments referred to in clauses
(iii), (iv)(B), (viii)(B) and (xv)(B), may be in the form of one or more instruments in recordable form in any applicable filing or recording offices.

                                    EXHIBIT C

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

        The Seller represents and warrants with respect to each Mortgage
Loan that, as of the date specified below or, if no such date is specified, as of the Closing Date, except as set forth on Exhibit D hereto and the Annex hereto referred to below:

            1. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

            2. As of the date of its origination, such Mortgage Loan and, the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for thereunder, complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan, including those pertaining to usury.

            3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest.

            4. The proceeds of such Mortgage Loan have been fully disbursed (except if such Mortgage Loan is a Mortgage Loan as to which a portion of the funds disbursed are being held in escrow or reserve accounts) and there is no requirement for future advances thereunder by the Mortgagee.

            5. Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed by the Borrower in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Borrower (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (a) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (b) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

            6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

            7. Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

            8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in representation (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Borrower's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in representation
(12) below or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Borrower's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Borrower's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), (f) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan, and (g) if such Mortgage Loan is part of a Serviced Whole Loan, the lien of the Mortgage for the related Companion Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Borrower's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to cross-collateralized and cross-defaulted Mortgage Loans and Mortgage Loans that are part of a Serviced Whole Loan, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

            9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording) in all public places necessary at the time of the origination of each Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the Mortgaged Property owned by a Borrower and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

            11. To the Seller's actual knowledge as of the Cut-off Date, and to the Seller's actual knowledge based solely upon due diligence customarily performed with the origination of comparable mortgage loans by the Seller, each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would materially and adversely affect the value of such Mortgaged Property as security for the Mortgage Loan and to the Seller's actual knowledge as of the Cut-off Date there was no proceeding pending for the total or partial condemnation of such Mortgaged Property.

            12. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan (and, in the case of a Mortgage Loan that is part of a Serviced Whole Loan, in the original (aggregate, if applicable) principal amount of the other mortgage loan(s) constituting the related Serviced Whole Loan) after all advances of principal (as set forth on the Mortgage Loan Schedule) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller, its successors and assigns, subject only to the Title Exceptions; the Seller or its successors or assigns is the named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record; such policy is in full force and effect upon the consummation of the transactions contemplated by this Agreement; all premiums thereon have been paid; no material claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required; such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to a public road or (b) against any loss due to encroachments of any material portion of the improvements thereon.

            13. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its capital markets conduit lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the improvements located at the Mortgaged Property, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and the policy contains no provisions for a deduction for depreciation; (b) a business interruption or rental loss insurance policy, in an amount at least equal to twelve months of operations of the Mortgaged Property estimated as of the date of origination by the originator of such Mortgage Loan consistent with its capital markets conduit lending practices; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders for properties of similar types and in any event not less than $1 million per occurrence. Each insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination, reduction of coverage or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will (or at the lender's option will) be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or
(c) to the reduction of the principal amount of the Mortgage Loan. For each Mortgaged Property located in a Zone 3 or Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than 20% was prepared, based on a 450 or 475-year average return period with a 10% probability of exceedance in a 50-year period, in connection with the origination of the Mortgage Loan secured by such Mortgaged Property or (ii) the improvements for the Mortgaged Property are insured against earthquake damage.

            14. The insurance policies contain a standard mortgagee clause naming the holder of the related Mortgage, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy, and provide that they are not terminable without 30 days prior written notice to the Mortgagee (or, with respect to non-payment, 10 days prior written notice to the Mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the Borrower maintain insurance as described above or permits the Mortgagee to require insurance as described above, and permits the Mortgagee to purchase such insurance at the Borrower's expense if Borrower fails to do so.

            15. Other than payments due but not yet 30 days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed with the servicing of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this Exhibit C and the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

            16. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

            17. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

            18. Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage or other Mortgage Loan document.

            19. Each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (a) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (b) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan (i) as of the Testing Date, or (ii) as of the Closing Date. For purposes of the previous sentence, (A) the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to such Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (B) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (1) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (2) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred.

            20. One or more environmental site assessments, updates or transaction screens thereof were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s), updates or transaction screens referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow greater than 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the related Borrower has covenanted in the Mortgage Loan documents to perform such work), (ii) the related Borrower or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation, (iii) the related Borrower has provided a secured creditor environmental insurance policy (in which case such Mortgage Loan is identified on Annex A to this Exhibit C), (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy.

            21. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar laws affecting the rights of creditors and the application of principles of equity.

            22. At the time of origination and, to the actual knowledge of Seller as of the Cut-off Date, no Borrower is a debtor in, and no Mortgaged Property is the subject of, any state or federal bankruptcy or insolvency proceeding.

            23. Except with respect to any Mortgage Loan that is part of a Serviced Whole Loan, each Mortgage Loan is a whole loan and contains no equity participation by the Seller or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest in the related Borrower.

            24. Subject to certain exceptions, which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, (a) the related Mortgaged Property, or any controlling interest in the related Borrower, is directly transferred or sold (other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death or incapacity of a member, general partner or shareholder of the related Borrower, transfers of less than a controlling interest in a Borrower, issuance of non-controlling new equity interests, transfers among existing members, partners or shareholders in the Borrower or an affiliate thereof, transfers among affiliated Borrowers with respect to cross-collateralized and cross-defaulted Mortgage Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan, such as pledges of ownership interest that do not result in a change of control) or a substitution or release of collateral is effected other than in the circumstances specified in representation (27) below, or (b) the related Mortgaged Property is encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

            25. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

            26. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12-month period prior to the related origination date.

            27. Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to Mortgage Loans (a) which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities" within the meaning of Treasury Regulation Section 1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans (or portions thereof) in accordance with their terms, (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of underwriting the Mortgage Loan, (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property or the portion thereof that is being released, (d) which permit the related Borrower to substitute a replacement property in compliance with REMIC Provisions or (e) which permit the release(s) of unimproved out-parcels or other portions of the Mortgaged Property that will not have a material adverse affect on the underwritten value of the security for the Mortgage Loan or that were not allocated any value in the underwriting during the origination of the Mortgage Loan, the terms of the related Mortgage do not provide for release of any portion of the Mortgaged Property from the lien of the Mortgage except in consideration of payment in full therefor.

            28. To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, an architect's letter or zoning consultant's report or based upon other due diligence considered reasonable by prudent commercial and multifamily mortgage lending institutions in the area where the applicable Mortgaged Property is located, as of the date of origination of such Mortgage Loan and as of the Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (a) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (b) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

            29. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Borrower's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

            30. With respect to at least 95% of the Seller's Mortgage Loans (by principal balance) having a Cut-off Date Balance in excess of 1% of the Initial Pool Balance, the related Borrower has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property or Mortgaged Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person.

            31. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Borrower and, to the Seller's actual knowledge, no funds have been received from any Person other than the Borrower, for or on account of payments due on the Mortgage Note or the Mortgage.

            32. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Borrower or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Borrower's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged Property.

            33. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

            34. Except with respect to any Mortgage Loan that is part of a Serviced Whole Loan, the related Mortgage Note is not secured by any collateral that secures a mortgage loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

            35. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the Borrower is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such insurance policy is in full force and effect.

            36. All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, and to the extent not disbursed or otherwise released in accordance with the related Mortgage Loan documents, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

            37. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage Loan, the related Borrower was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and, as of the Cut-off Date, the Seller has no actual knowledge that the related Borrower was not in possession of such licenses, permits and authorizations.

            38. The origination (or acquisition, as the case may be) practices used by the Seller or its affiliates with respect to the Mortgage Loan have been in all material respects legal and the servicing and collection practices used by the Seller or its affiliates with respect to the Mortgage Loan have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

            39. Except for any Mortgage Loan secured by a Borrower's leasehold interest in the related Mortgaged Property, the related Borrower (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

            40. The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Borrower except that the related Borrower accepts responsibility for fraud and/or other intentional material misrepresentation. The Mortgage Loan documents for each Mortgage Loan provide that the related Borrower shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Borrower after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Borrower of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

            41. Subject to the exceptions set forth in representation (5), the Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Borrower's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

            42. With respect to such Mortgage Loan, any prepayment premium constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

            43. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (a) no earlier than two years after the Closing Date, and (b) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations
Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Borrower (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Borrower must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (i) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term or through the date on which the Mortgage Loan is freely prepayable (or the Anticipated Repayment Date, if applicable), (ii) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (iii) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

            44. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

            45. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Borrower under the Mortgage Loan.

            46. Except with respect to any Mortgage Loan that is part of a Serviced Whole Loan, none of the Mortgaged Properties are encumbered, and none of the Mortgage Loan documents permit the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmen's liens that become payable after the Cut-off Date of the related Mortgage Loan).

            47. With respect to each Mortgage Loan secured by a leasehold interest (except with respect to any Mortgage Loan also secured by a fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

                  (i) Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than 30 days after the Closing Date and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date;

                  (ii) Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Borrower's interest in such Ground Lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing
            Date);

                  (iii) Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if (a) an event of default occurs under the Ground Lease, (b) notice thereof is provided to the mortgagee and (c) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period;

                  (iv) To the actual knowledge of the Seller, at the Closing
            Date, such Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (a) there is no material default, and (b) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease;

                  (v) The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The Ground Lease or ancillary agreement further provides that no notice of default given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the Ground Lease or ancillary agreement;

                  (vi) The Ground Lease (a) is not subject to any liens or
            encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (b) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject;

                  (vii) A mortgagee is permitted a reasonable opportunity
            (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease;

                  (viii) Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date;

                  (ix) Under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed or approved by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the Ground Lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan);

                  (x) The Ground Lease does not impose any restrictions on
            subletting that would be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution; and

                  (xi) The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                              Annex A to Exhibit C

              Mortgage Loans With Environmental Insurance Coverage

      [None]

                                    EXHIBIT D

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

            Representation numbers referred to below relate to the corresponding Mortgage Loan representations and warranties set forth in Exhibit C to the Mortgage Loan Purchase Agreement. Underlined titles are provided for reference only.



Annex A
ID#           Mortgage Loan          Exception

Exception to Representation 5:

3             High Point Furniture   Seller may not assign all or any portion
              Mart                   of the rights and obligations under the
                                     loan agreement to a Vornado Competitor (as defined in the Loan Agreement); provided such prohibition does not apply to any person that purchases or holds any securities pursuant to a securitization, borrower's recourse being limited solely to the transferring party. Seller may not assign all or any portion of its rights or obligations under the Loan Agreement such that a legal title holder of the Mortgage
                                     Loan is a "foreign person" within the
                                     meaning of Section 1445(f)(3) of the Code, unless such foreign person provides the borrower with appropriate documentation demonstrating that payments to such foreign person under the loan agreement are not subject to withholding or deduction for special taxes of any kind.

Exceptions to Representation 11:

31            Home Depot, Jersey     The improvements are currently under
              City                   construction. A certificate of an
                                     architect is required to be provided post construction.

Exceptions to Representation 12:

31            Home Depot, Jersey     The improvements are currently under
              City                   construction. After completion of the
                                     improvements, the borrower is required to deliver to lender an updated ALTA/ACSM survey evidencing completion of the improvements and deliver a new title search for the Mortgaged Property.

Exceptions to Representation 13:

Various       Various                The Mortgage Loan documents generally
                                     require property insurance against loss
                                     customarily included under an "all risk" property insurance policy but certain
                                     "all risk" policies do not specifically
                                     cover lightning, windstorm, hail,
                                     explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke and/or may specifically exclude windstorm or other such coverage. Based upon GACC's underwriting criteria, windstorm insurance was required for 2 properties: Shops at Dowlen and Douglas
                                     Avenue Properties. See below for
                                     exception for Shops at Dowlen.

                                     Certain of the Mortgage Loan documents
                                     may limit terrorism insurance coverage to the extent such coverage is commercially available for similarly situated properties and/or on commercially reasonable terms. Certain of the Mortgage Loan documents provide limits on the insurance premium amount the related borrower is required to spend for terrorism insurance. Certain of the loan documents do not specifically require terrorism insurance be maintained.

4             InterContinental       The borrower is not required to maintain
              Hotel - Boston         insurance provided (i) the IHG lease is
                                     in full force and effect, (ii) IHG tenant maintains the insurance coverage required under the IHG lease and (iii) the condominium board maintains the insurance coverage that it is required to maintain under the condominium documents.

31            Home Depot, Jersey     The borrower is not required to
              City                   maintain the insurance required under the
                                     loan documents (other than terrorism
                                     insurance as described below) provided (i) the lease with Home Depot U.S.A. is in full force and effect and there is no payment default under the lease, (ii) Home Depot
                                     U.S.A. is in compliance with the insurance requirements contained in the Home Depot lease and (iii) Home Depot Inc. is rated not less than A+ by S&P; provided that the borrower is required to maintain terrorism insurance during the last three years of the Home Depot Lease term; provided further, the lender has the right to require the borrower to comply with the insurance requirements under the loan documents if the tenant's long term unsecured debt rating or shadow rating falls below A+.

64            Shops at Dowlen        Windstorm insurance was required and
                                     insurance coverage is provided through
                                     ICAT, a state-backed program for
                                     high-risk wind properties. The wind
                                     deductible is $50,000 and the maximum
                                     coverage ICAT will provide is $5,000,000, which is the amount the Borrower purchased.

Exception to Representation 15:

85            80 Field Point Road    Section 9.5 of the related Mortgage has
                                     been revised to extend borrower's time
                                     period for closing out certain permits
                                     (upon closure of the permits, the
                                     building code violations described in
                                     exception to representation 28 below
                                     should be removed).

Exceptions to Representation 22:

All           All                    All The Seller makes no representation
                                     regarding the bankruptcy or insolvency of any tenant at the Mortgaged Property.

Exceptions to Representation 23:

5             Fair Lakes Office      The Mortgage also secures a $116,550,000
              Portfolio              pari passu A-Note that is not an asset of
                                     the trust fund. The Mortgage Loan is part of a Serviced Loan Combination.

109           Spectrum Centre        The Mortgage also secures a B-Note in the
                                     amount of $435,000, which B-Note is not
                                     an asset of the trust fund. The Mortgage
                                     Loan is part of a Serviced Loan
                                     Combination.

Exception to Representation 24:

Various       Various                With respect to certain of the Mortgage
                                     Loans, the Mortgage Loan documents
                                     permit, without lender consent, (a) the
                                     sale of the Mortgaged Property and
                                     assumption of the Mortgage Loan upon the satisfaction of certain conditions in the Mortgage Loan documents (b) transfers (i) of a controlling interest in the borrower to certain pre-approved entities or to an entity meeting the "qualified transferee"
                                     (or similar) definition under the
                                     Mortgage Loan documents or to any entity satisfying certain other criteria (or subject to conditions) specified in the related Mortgage Loan documents, (ii) among existing principals, even if there is a change control, (iii) that accommodate a 1031 exchange or reverse
                                     1031 exchange, or (iv) with respect to
                                     Mortgage Loans to tenant-in-common
                                     borrowers, transfers among and to
                                     additional tenant-in-common borrowers.

3             High Point Furniture   Equity owners of the borrower incurred
              Mart                   $25,000,000 of mezzanine debt secured by
                                     its interest in the borrower. The holder of the mezzanine debt has entered into an intercreditor agreement with lender.

4             InterContinental       The sole member of the borrower incurred
              Hotel - Boston         $45,000,000 of mezzanine debt secured by
                                     its interest in the borrower. The holder of the mezzanine debt has entered into an intercreditor agreement with lender.

5             Fair Lakes Office      The Mortgage Loan documents permit the
              Portfolio              transfer of the direct or indirect
                                     ownership interest in the borrower or the Mortgaged Property (A) to a "Permitted
                                     Transferee (as defined in the Mortgage Loan documents, provided, among other things,
                                     (i) if the transfer is of more than 50% of the ownership interest in the borrower, the borrower is required to pay a transfer fee to the lender; and (ii) following the transfer, the Mortgaged Property is managed by the manager of the Mortgaged Property on the loan closing date or by a "Qualified
                                     Manager" as defined in the Mortgage Loan documents; (B) to any affiliate of Shorenstein Realty Investors, provided, among other things, (i) a Shorenstein controlled entity at all times owns at least a 50% interest in the borrower and remain responsible for asset and property management decisions and (ii) condition
                                     (A)(ii) above is satisfied; (C) by
                                     institutional and qualified investors
                                     indirectly owning beneficial interests in the borrower who have no fright to participate in the management or operations of the borrower and who, other than through such indirect interests) are not affiliated with the borrower to other institutional and qualified investors not affiliated with the borrower, provided condition (B)(i) and
                                     (B) (ii) above, are satisfied.

                                     The Mortgage Loan documents permit the
                                     pledge of equity interests in the borrower provided, among other things, (i) the mezzanine debt lender enter into an acceptable intercreditor agreement, (ii) the borrower obtain rating agency confirmation, (iii) if the mezzanine loan is fixed rate, the weighted average debt service constant for the Mortgage Loan and the Mezzanine Loan is no greater than 8.5%,
                                     (iv) the combined loan-to-value ("LTV")
                                     ratio is not more than 70% and (v) the
                                     assumed debt service coverage ratio
                                     ("DSCR") immediately following the closing of the mezzanine debt will be not less than 1.20x.

8             White Plains Plaza     In connection with a casualty or
                                     condemnation pursuant to which the lender has the right and elects to pay down the Mortgage Loan, the borrower has the right to permit an equity owner of the borrower to obtain mezzanine debt secured by a pledge of the membership interests in the borrower or obtain secured debt, as approved by the lender in its sole discretion, provided an acceptable intercreditor agreement is delivered.

22            Empirian Highland      A "Qualified Transferee" (as such term is
                                     defined in the Mortgage Loan documents)
29            Empirian Wildewood     holds a preferred equity interest in the
                                     related borrower. Pursuant to certain
                                     conditions specified in the related
                                     Mortgage Loan documents, the preferred
                                     equity holder is permitted to pledge or
                                     transfer its ownership interest in the
                                     borrower to another "Qualified Transferee" and may, under certain circumstances and pursuant to the terms of the related borrower's operating agreement, become the controlling member of the related borrower.

26            Empirian Waterford     The Mortgage Loan documents permit (i) a
              Landing                "Qualified Transferee" (as such term is
                                     defined in the Mortgage Loan documents) to hold preferred equity interest in the related borrower, subject to certain conditions specified in the Mortgage Loan documents, (ii) a preferred equity investor to pledge or transfer its ownership interest in the borrower to another
                                     "Qualified Transferee" and (iii) the holder of the preferred equity interest to control the borrower, pursuant to the terms of the related borrower's operating agreement.

27            Tennyson Office Center The Mortgage Loan documents permit future mezzanine debt, subject to the terms of
                                     the Mortgage Loan documents, including
                                     that an acceptable intercreditor
                                     agreement be delivered and subject to
                                     conditions, including that the combined
                                     LTV ratio not exceed 90% and the DSCR
                                     based on combined balances is at least
                                     1.10x.

38            Diamond Bar Office     The Mortgage Loan documents permit the
              Portfolio              borrower to sell to the portion of the
                                     Mortgaged Property located at 1400
                                     Montefino Avenue, Diamond Bar, CA to a
                                     transferee (the "Buyer") (subject to sale and assumption requirements) and divide the Mortgage Loan into two Mortgage Loans (the
                                     "Assumed Loan" and the "Remaining Loan");
                                     provided, among other things, (i) the LTV ratio of each of the Assumed Loan and the Remaining Loan is not greater than 80%,
                                     (ii) the DSCR of each of the Assumed Loan and the Remaining Loan is at least 1.20x,
                                     (iii) the Buyer and a related guarantor
                                     must enter into new documents related to the Assumed Loan. In addition, in connection with such sale to and assumption by the Buyer, the equity interests in the Buyer may be pledged as security for a mezzanine loan, subject to the terms in the Mortgage Loan documents, including that an intercreditor agreement be delivered, the amount of the mezzanine loan and the interest thereon, shall be such the combined LTV is not more than 90% and the combined DSCR is at least 1.10x.

56            Doylestown Office      The Mortgage Loan documents permit
              Building               Bresler & Reiner, Inc. (the non-recourse
                                     carveout guarantor) to transfer its
51            Mearns Park            interest in the borrower to any entity
                                     wholly owned and controlled by Bresler &
                                     Reiner, Inc.

63            Presbyterian Allen     The Mortgage Loan documents permit future
              MOB II                 mezzanine debt subject to the terms of
                                     the Mortgage Loan documents including that an acceptable intercreditor agreement be delivered and subject to conditions including that the combined LTV ratio not exceed 90% and the DSCR based on combined balances is at least 1.10x.

82            Cartersville           The Mortgage Loan documents permit future
              Physicians Center      mezzanine debt, subject to the terms of
                                     the Mortgage Loan documents, including that an acceptable intercreditor agreement be delivered and subject to conditions, including that the combined LTV ratio not exceed 90% and the DSCR based on combined balances is at least 1.10x.

170           Parkview Apartments    The Mortgage Loan documents permit
                                     transfers of interest to and between Todd
                                     Carter and the David Dufenhorst (the
                                     non-recourse carveout guarantor),
                                     provided no material adverse change has
                                     occurred in the creditworthiness or
                                     financial standing of either entity and
                                     Dufenhorst maintains at least 12%
                                     ownership of the direct interest in
                                     Wenatche Parkview Management, LLC (the
                                     sole member of the borrower).

104           Century City Central   The Mortgage Loan documents permit future
              Plant                  mezzanine debt, subject to the terms in
                                     the Mortgage Loan documents, including that an acceptable intercreditor agreement be delivered and subject to conditions, including that the combined LTV ratio not exceed 75% and the DSCR based on combined balances is at least 1.35x.

Exception to Representation 27:

3             High Point Furniture   After May 1, 2016, the borrower may
              Mart                   obtain the release of the Hamilton Market
                                     Property and/or the South Main Property
                                     upon payment of the lesser of (i) 125% of the allocated loan amount for such property or (ii) the outstanding principal amount together with accrued and unpaid interest then due and payable.

5             Fair Lakes Office      At any time, subject to certain
              Portfolio              conditions specified in the Mortgage Loan
                                     documents, the borrower may obtain a free release from the lien of the mortgage of certain identified parcels in connection with the future development of four new office buildings on these parcels.

38            Diamond Bar Portfolio  The Mortgage Loan documents provide that a third party purchaser may purchase from the borrower the Mortgaged Property known as 1400 Montefino and assume that portion of the Mortgage Loan related to that Mortgaged Property. In such event, the 1400 Montefino property will be released from the lien of the Mortgage securing the Diamond Bar Portfolio Mortgage Loan and will no longer be cross collateralized with the Diamond Bar
                                     Portfolio Loan. Rather, the 1400
                                     Montefino property will be collateral for a trust fund asset evidenced by a new note .

Exception to Representation 28:

4             InterContinental       The borrower is in receipt of a temporary
              Hotel - Boston         certificate of occupancy ("CO"), subject
                                     to completion of certain "punch-list"
                                     items, but is not in receipt of a permanent
                                     CO. Intercontinental Hotel Group Resources,
                                     Inc. certified to the lender that all
                                     punch-list items would be completed by
                                     September 30, 2006. If the punch-list items are not completed by such date, the borrower is required to reserve with lender
                                     $35,512.40 per day until the punch list
                                     items are completed. Such reserves will be held as additional collateral for the Mortgage Loan.

20            Holiday Inn Dulles     The borrower does not have a valid liquor
                                     license. However, the application has
                                     been filed and because the current permit is in the name of the property manager, the borrower is permitted to continue to operate the business.

31            Home Depot, Jersey     The improvements are currently under
              City                   construction. The Seller received a
                                     zoning opinion that opines that the
                                     improvements, as proposed and approved,
                                     constitute a legal conforming use. After completion of the improvements, the borrower is required to deliver a final zoning report or other evidence, reasonably satisfactory to lender, that the Mortgaged
                                     Property and the improvements, as
                                     constructed, constitute a legal conforming use or, if such Mortgaged Property and improvements is non-conforming, evidence that such improvements, following a casualty, may be rebuilt in the same density.

35            Douglas Avenue         The Mortgaged Property is not in
              Portfolio              compliance with the Americans With
                                     Disabilities Act because buildings 405 and 435 do not have an elevator.

72            The Winston Lofts      The borrower is not in receipt of the
                                     final CO for the Mortgaged Property.
                                     However, the non-recourse carve-out
                                     guarantor has indemnified the lender for any loss related to the lack of final CO and the lender is holding a $113,000 reserve that may not be released to the borrower until the CO is received.

85            80 Field Point         The Mortgaged Property has building code
                                     violations related to renovations.

147           Monsey Marketplace     The Mortgaged Property has certain
                                     building code violations including that
                                     it has not received its certificate of
                                     fire and safety compliance.

171           218 Knickerbocker      The borrower is not in receipt of the
                                     final CO for the Mortgaged Property
                                     consistent with the current use of the
                                     Mortgaged Property. However, the
                                     non-recourse carve-out guarantor has
                                     indemnified the lender for any loss
                                     related to the lack of CO.

176           Crittenden Garage      The borrower is not in receipt of the CO
                                     for the Mortgaged Property. However, the non-recourse carve-out guarantor has indemnified the lender for any loss related to the lack of CO.

Exception to Representation 30:

3             High Point Furniture   The borrower under the Mortgage Loan
              Mart                   consists of five separate borrowers. The
                                     Mortgage Loan documents permit the each
                                     borrower to maintain shared financial
                                     books, records and accounting and to
                                     commingle its assets with the other
                                     borrowers (all affiliates). Each borrower is permitted to guaranty or otherwise obligate itself with respect to the debts of other borrowers.

Exception to Representation 32:

72            The Winston Lofts      The borrower is a defendant in a
                                     litigation regarding $75,000 in fees
                                     allegedly due to an architect in
                                     connection with the renovation and
                                     conversion of the Mortgaged Property. The sponsor has provided a payment guaranty in the amount of $1,400,000, which guaranty obligation may not be released to the sponsor until such time that, among other things, this litigation has been resolved.

Exceptions to Representation 34:

5             Fair Lakes Office      The Mortgage also secures a pari passu
              Portfolio              A-Note in the amount of $116,550,000,
                                     which A-Note is not an asset of the trust fund. The Mortgage Loan is part of a Serviced Loan Combination.

109           Spectrum Centre        The Mortgage also secures a B-Note in the
                                     amount of $435,000, which B-Note is not
                                     an asset of the trust fund. The Mortgage
                                     Loan is part of a Serviced Loan
                                     Combination.

Exception to Representation 35:

35            Douglas Avenue         The borrower maintains flood insurance in
              Portfolio              an amount equal to the maximum amount
                                     available under the National Flood
                                     Insurance Act of 1968, as amended
                                     ("NFIA").

64            Shops at Dowlen        One of the buildings is located in the
                                     flood plain. With respect to this
                                     building, the borrower obtained the
                                     maximum amount of flood insurance
                                     available under the NFIA. A sponsor, Ken
                                     Shimm, indemnified lender and provided a guaranty in lieu of excess coverage for any losses suffered by the lender as a result of flood damage, up to the replacement value of the building located in the flood plain, after deducting the maximum coverage available under the
                                     NFIA.

Exception to Representation 43:

Various       Various                Certain of the Mortgage Loans provide
                                     for the purchase of defeasance collateral assuming final payment of the Mortgage Loan on the first day of the open period.

Exceptions to Representation 46:

5             Fair Lakes Office      The Mortgage also secures a $116,550,000
              Portfolio              pari passu A-Note that is not an asset of
                                     the trust fund. The Mortgage Loan is part of a Serviced Loan Combination.

109           Spectrum Centre        The Mortgage also secures a B-Note in the
                                     amount of $435,000, which B-Note is not
                                     an asset of the trust fund. The Mortgage
                                     Loan is part of a Serviced Loan
                                     Combination.

Exception to Representation 47 (ii):

188           Inland Center (ii)     The ground lease is freely assignable at
                                     foreclosure sale or an assignment in lieu of foreclosure; however, the ground lessor's consent is required for any subsequent assignment.

188           Inland Center (v)      The ground lessor is not required to
                                     provide the lender with a copy of every
                                     notice of default; however, the ground
                                     lessor may not exercise remedies until
                                     such time as the lender has been provided with notice and an opportunity to cure.

                                   EXHIBIT E-1

                      FORM OF CERTIFICATE OF AN OFFICER OF
                                   THE SELLER

          Certificate of Officer of German American Capital Corporation

            I, ______________________, a ______________________ of German
American Capital Corporation (the "Seller"), hereby certify as follows:

            The Seller is a corporation duly organized and validly existing under the laws of the State of Maryland.

            Attached hereto as Exhibit I are true and correct copies of the Certificate of Incorporation and By-Laws of the Seller, which Certificate of Incorporation and By-Laws are on the date hereof, and have been at all times in full force and effect.

            To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Seller are pending or contemplated.

            Each person listed below is and has been duly elected and qualified officer or authorized signatory of the Seller and his or her genuine signature is set forth opposite his or her name:

           Name                      Office                   Signature
------------------------- --------------------------- --------------------------

------------------------- --------------------------- --------------------------

------------------------- --------------------------- --------------------------

            Each person listed above who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated October 30, 2006 (the "Purchase Agreement"), between the Seller and Deutsche Mortgage & Asset Receiving Corporation providing for the purchase by Deutsche Mortgage & Asset Receiving Corporation from the Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

            Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

            IN WITNESS WHEREOF, the undersigned has executed this certificate as of __________ __, 2006.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

            I, [name], [title], hereby certify that __________ is a duly elected or appointed, as the case may be, qualified and acting __________ of the Seller and that the signature appearing above is his or her genuine signature.

            IN WITNESS WHEREOF, the undersigned has executed this certificate as of __________ __, 2006.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title: